Evergreen

EVERGREEN VA SMALL CAP VALUE FUND

Semiannual Report
as of June 30, 2002

Evergreen Investments℠
MUTUAL FUNDS

Evergreen VA Small Cap Value Fund - Semiannual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen VA Small Cap Value Fund, which covers the six-month period ended June 30, 2002.

After experiencing mixed performance for the first three months of the period, the U.S. equities markets renewed their struggles during the final three months. Concerns over a slowdown in growth and the legitimacy of earnings were compounded by worries over terrorism and corporate credibility. As a result of these events, investor pessimism grew, and market valuations fell in the first half of the year. Leading the declines for the major market indexes was the Nasdaq Composite, which fell 25%. Following the Nasdaq in the pullback was the Standard & Poor’s 500 Index (S&P 500), which lost 14% of its value, and the Dow Jones Industrial Average, down 8% through June 30, 2002. Even small cap stocks (as measured by the Russell 2000 Index, which outperformed other benchmarks for much of the past two years) were down 9% in the second quarter, bringing their mid-year loss to 5%.

The U.S. fixed income markets, after mixed performance in the first three months of the period, recovered nicely in the final three months. Moderation in economic growth had much to do with this improvement in performance, since a slowdown in the pace of gross domestic product (GDP) growth suggests the Federal Reserve Board may remain on the sidelines longer than originally anticipated. Uncertainty related to geopolitical risks also contributed to the gains in Treasuries, which still maintain their role as a leading safe haven for domestic and international investors.

Looking ahead for the markets, we strongly encourage investors to focus on the improving fundamentals of the U.S. economy. We continue to project GDP growth in the range of 3% in 2002, with inflation tracking below 2%. Unemployment, as a lagging indicator, will likely get worse before it gets better. The silver lining here is that the Fed should stay on the sidelines until the trend in employment turns positive. Additionally, the growth trends for services and productivity remain positive, suggesting better profits ahead.

We continue to forecast operating earnings growth in the range of 8% to 10% for companies in the S&P 500 during 2002. Profits have often risen more than 20% in the first year of past recoveries, yet due to the lack of capital spending increases, we expect moderate earnings growth this year compared to past periods. We believe equity market gains may begin to reflect profit growth. However, given the low levels of investor confidence, we see very little room for P/E multiple expansion. A positive development on the geopolitical front, though, could add considerable momentum to the markets, providing investors relief from oversold conditions and a path to higher valuation.

Looking at bonds, we believe the pace of economic growth will enable the Fed to only slightly tighten policy late in the year. The prospects for slightly higher rates and the elongation of the recovery may enable fixed income instruments to continue recent contributions to diversified portfolios. Quality high yield bonds and investment-grade corporates also offer potential for gains as the environment improves and spreads narrow.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than trying to make investment decisions based on anticipated market movements. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investments

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

EVERGREEN
VA Small Cap Value Fund
Fund at a Glance as of June 30, 2002

“It is difficult to know with certainty how stock market volatility will impact the economy; however, we continue to find a number of companies at attractive valuations that we believe may offer long-term appreciation opportunities for the fund.”

PORTFOLIO MANAGEMENT TEAM

Value Equity Team

Lead Manager: Jordan D. Alexander, CFA

PERFORMANCE & RETURNS1

Portfolio Inception Date:	5/1/1998

6-month return	6.87%

Average Annual Returns

1 year	12.22%

Since Portfolio Inception	12.92%

6-month capital gain distributions per share	$0.11

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Small Cap Value Fund,1 versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of June 30, 2002, and subject to change.

EVERGREEN
VA Small Cap Value Fund
Portfolio Manager Interview

How did the fund perform?

The fund had a total return of 6.87% for the six-month period ended June 30, 2002. Over the same time period, the Russell 2000 Value Index, the fund’s benchmark, returned 7.26%. The median return for all variable annuity small cap value funds was 5.06% for the six-month period ended June 30, 2002, according to Lipper Inc., an independent monitor of mutual fund performance. The fund outperformed its competitive peer group median.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$37,663,189

Number of Holdings	205

P/E Ratio	19.2x

What factors affected performance the most during the period?

The six-month period was challenging for equity investors. While the first quarter showed signs that the economy was recovering and consumer confidence was relatively strong, growing corporate accounting woes and questionable ethics along with tensions in the Middle East and continued fears of terrorism in the second quarter caused stocks to decline. Given this backdrop, we remained committed to the strategy we developed in 2001 to focus on companies with attractive valuations and areas of the market that we believe would benefit from an economic recovery. Specifically, successful stock selection within the capital goods and consumer staples sectors accounted for the fund’s outperformance of its competitive peer group median.

TOP 5 SECTORS
(as a percentage of 6/30/2002 net assets)

Industrials	21.6%

Financials	19.9%

Consumer Discretionary	17.0%

Health Care	10.5%

Materials	10.3%

What investments contributed positively to the fund’s performance?

There were a number of holdings that performed very well during the six-month period. In the consumer sector, Kenneth Cole Productions, a leading marketer of fashion footwear and handbags, appreciated more than 50% during the period. The stock increased from a very depressed level following September 11, 2001, based upon initial signs of an improved merchandising mix and upwardly revised earnings estimates.

Another strong performer, was Pharmaceutical Resources, Inc., a manufacturer and distributor of generic drugs. We purchased the stock following announcements that the company anticipated competition on a key product sooner than expected and was required to make revisions to their financial statements. The accounting revisions turned out to be relatively benign and the competitive threat never fully materialized. The stock appreciated more than 70% during the period. We reduced our position in the stock as it reached our price target.

AGCO Corporation, a manufacturer and distributor of agricultural equipment, also did well over the period. The company benefited from corporate restructuring and cost reductions as well as an alliance with Caterpillar, Inc., a manufacturer of industrial equipment, to distribute AGCO products through the Caterpillar dealer network.

Lastly, in the financial sector, Granite State BankShares, Inc., the largest independent bank in New Hampshire, appreciated approximately 40%. The company benefited from strong fundamentals, a low interest rate environment, strong credit quality, as well as its addition to the Russell 2000 Index. We believe that stock is now fully valued and have reduced our holdings, although we continue to believe it is an attractive takeover candidate.

What areas detracted from performance?

Our holdings in Globespan Virata, Inc., a maker of semiconductor and other equipment for the high speed transmission of data, voice and video, was a drag on the fund’s performance. We sold our entire position based upon

EVERGREEN
VA Small Cap Value Fund
Portfolio Manager Interview

concerns of an eroding competitive position and news of a reduced second quarter outlook.

Another disappointment was IVAX Corporation, a maker of generic drugs. The company’s stock declined due to price competition on a key product and pressure on certain of its Latin American businesses, as well as a difficult time for pharmaceutical companies in general. Despite the price decline, we believe IVAX is attractively valued and expect earnings to benefit from a strong drug pipeline in 2003 and 2004.

TOP 10 HOLDINGS
(as a percentage of 6/30/2002 net assets)

Kenneth Cole Productions, Inc.	1.3%

Chiquita Brands International, Inc.	1.3%

CNF Transportation, Inc.	1.3%

Olin Corp.	1.2%

AK Steel Holding Corp.	1.1%

Watts Industries, Inc.	1.1%

Casey’s General Stores, Inc.	1.1%

Horace Mann Educators Corp.	1.1%

Graftech International, Ltd.	1.1%

Spherion Corp.	1.1%

What is your outlook for the next six months?

We remain cautiously optimistic with regard to investment opportunities for the fund. While the economy is showing signs of improvement, especially in the manufacturing sector, corporate malfeasance and accounting issues, fears of terrorism and high valuations in the large cap sector have led to declines in stock prices throughout the equity market.

It is difficult to know with certainty how stock market volatility will impact the economy; however, we continue to find a number of companies at attractive valuations that we believe may offer long-term appreciation opportunities for the fund.

EVERGREEN
VA Small Cap Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31,
		2001	2000	1999	1998[1,2]

Net asset value, beginning of period	$ 12.60	$ 11.70	$ 10.14	$ 9.58	$ 10.00

Income from investment operations

Net investment income	0	0.02	0.08	0.13	0.15

Net realized and unrealized gains or losses on securities	0.87	1.98	1.99	1.02	(0.45)

Total from investment operations	0.87	2.00	2.07	1.15	(0.30)

Distributions to shareholders from

Net investment income	0	(0.02)	(0.10)	(0.13)	(0.11)

Net realized gains	(0.11)	(1.08)	(0.41)	(0.46)	(0.01)

Total distributions to shareholders	(0.11)	(1.10)	(0.51)	(0.59)	(0.12)

Net asset value, end of period	$ 13.36	$ 12.60	$ 11.70	$ 10.14	$ 9.58

Total return[3]	6.87%	18.11%	20.71%	12.07%	(2.86%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 37,663	$ 22,515	$ 10,400	$ 4,958	$ 2,282

Ratios to average net assets

Expenses[4]	1.00%[5]	1.00%	1.02%	1.01%	1.02%[5]

Net investment income (loss)	(0.03%)[5]	0.29%	1.01%	1.69%	2.49%[5]

Portfolio turnover rate	17%	81%	82%	65%	16%

1. For the period from May 1, 1998 (commencement of operations), to December 31, 1998.

2. Net investment income is based on average shares outstanding during the period.

3. Total return does not reflect charges attributable to your insurance company’s separate account.

4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5. Annualized

See Notes to Financial Statements.

EVERGREEN
VA Small Cap Value Fund
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 96.2%
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 2.0%
American Axle & Manufacturing Holdings, Inc. *	3,851	$ 114,529
Ampco Pittsburgh Corp.	1,120	13,440
Arvinmeritor, Inc.	9,200	220,800
Autoliv, Inc.	14,000	352,800
Superior Industries International, Inc.	630	29,137
Wescast Industries, Inc., Class A	395	13,983
744,689
Hotels, Restaurants & Leisure - 1.7%
Buca, Inc. *	7,600	144,780
Jack In The Box, Inc. *	5,800	184,440
Orient Express Hotels, Ltd., Class A *	3,833	65,659
Prime Hospitality Corp. *	18,759	243,680
638,559
Household Durables - 1.4%
Briggs & Stratton Corp.	1,050	40,257
Furniture Brands International, Inc. *	7,600	229,900
Oneida, Ltd.	14,100	270,015
540,172
Leisure Equipment & Products - 1.9%
Brunswick Corp.	6,400	179,200
Callaway Golf Co.	20,700	327,888
National RV Holdings, Inc. *	19,300	193,000
700,088
Media - 2.1%
Beasley Broadcast Group, Inc., Class A *	4,500	66,371
Reader’s Digest Association, Inc., Class A *	19,800	370,854
Speedway Motorsports, Inc. *	3,900	99,177
Valassis Communications, Inc. *	4,000	146,000
World Wrestling Entertainment, Inc., Class A *	6,800	99,280
Young Broadcasting, Inc., Class A *	1,330	23,647
805,329
Multi-line Retail - 0.6%
Neiman Marcus Group, Class A	6,265	217,395
Neiman Marcus Group, Class B	410	13,235
230,630
Specialty Retail - 3.3%
Abercrombie & Fitch Co., Class A *	8,100	195,372
Bebe Stores, Inc. *	8,200	166,378
Boyds Collection, Ltd. *	33,900	213,231
Charming Shoppes, Inc. *	31,800	274,752
Linens 'n Things, Inc.	7,200	236,232
Payless Shoesource, Inc.	440	25,366
Zale Corp. *	3,400	123,250
1,234,581
Textiles & Apparel - 4.0%
Cutter & Buck, Inc. *	18,700	110,162
Kenneth Cole Productions, Inc., Class A *	17,800	504,630

EVERGREEN
VA Small Cap Value Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - continued
Nautica Enterprises, Inc. *	22,445	$ 291,561
Reebok International, Ltd. *	9,900	292,050
Russell Corp.	5,100	98,175
Steven Madden, Ltd. *	9,700	192,341
Velcro Industries N.V.	1,040	10,426
1,499,345
CONSUMER STAPLES - 4.7%
Food & Drug Retailing - 1.6%
Casey’s General Stores, Inc.	34,700	417,788
Longs Drug Stores Corp.	5,800	164,082
581,870
Food Products - 2.4%
Chiquita Brands International, Inc. *	27,700	496,107
International Multifoods Corp. *	8,300	215,800
Lance, Inc.	13,900	202,662
914,569
Household Products - 0.4%
Libbey, Inc.	4,200	143,220
Personal Products - 0.2%
Maxwell Shoe, Inc., Class A, *	4,500	71,325
Tobacco - 0.1%
Universal Corp.	1,205	44,223
ENERGY - 3.2%
Energy Equipment & Services - 0.6%
Veritas DGC, Inc. *	17,300	217,980
Oil & Gas - 2.6%
Berry Petroleum Co., Class A	1,520	25,612
Cabot Oil & Gas Corp., Class A	655	14,967
Forest Oil Corp.	1,012	28,771
Key Energy Services, Inc. *	34,300	360,150
Newfield Exploration Co. *	900	33,453
Patina Oil & Gas Corp.	1,094	30,002
St. Mary Land & Exploration Co.	15,800	378,078
Stone Energy Corp. *	2,700	108,675
Swift Energy Co. *	900	14,211
993,919
FINANCIALS - 19.9%
Banks - 7.7%
Banknorth Group, Inc.	7,900	205,558
Britton & Koontz Capital Corp.	1,800	31,419
City National Corp.	3,062	164,583
Colonial Bancgroup, Inc.	24,100	361,500
Columbia Banking System, Inc. *	15,447	199,421
Compass Bancshares, Inc.	5,900	198,240
Cullen/Frost Bankers, Inc.	9,900	355,905
East West Bancorp, Inc.	7,710	266,149
First Oak Brook Bancshares, Inc., Class A	2,100	66,297

EVERGREEN
VA Small Cap Value Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
First State Bancorp	9,600	$ 249,600
Firstfed Financial Corp. *	3,100	89,900
Granite State Bankshares, Inc.	7,900	259,199
Mid-State Bancshares	12,400	239,320
Roslyn Bancorp, Inc. *	1,799	39,272
Summit Bankshares, Inc.	242	5,878
Washington Trust Bancorp, Inc. *	6,200	146,878
2,879,119
Diversified Financials - 2.8%
Charter Municipal Mortgage Acceptance Co.	1,130	20,204
Eaton Vance Corp. *	540	16,848
Global Payments, Inc.	420	12,495
Gold Banc Corp., Inc.	19,705	216,144
Leucadia National Corp. *	530	16,780
Phoenix Companies, Inc.	17,600	322,960
Raymond James Financial, Inc.	4,300	122,421
Standard Management Corp. *	995	7,960
SWS Group, Inc.	16,100	315,882
1,051,694
Insurance - 4.6%
CNA Surety Corp. *	720	10,476
FBL Financial Group, Inc., Class A	6,600	146,190
Harleysville Group, Inc.	5,600	155,232
Horace Mann Educators Corp.	22,300	416,341
IPC Holdings, Ltd. *	485	14,812
Landamerica Financial Group, Inc.	7,150	225,225
Odyssey Holdings Corp.	17,800	309,542
PMA Capital Corp., Class A	18,574	392,840
Radian Group, Inc.	925	45,186
White Mountains Insurance Group, Ltd.	80	25,320
1,741,164
Real Estate - 4.8%
Aegis Realty, Inc. REIT	1,435	16,072
AMB Property Corp. REIT	8,000	248,000
Brandywine Realty Trust REIT	4,400	113,960
Equity Residential Properties Trust REIT	610	17,538
Highwoods Properties, Inc. REIT	8,700	226,200
Host Marriott Corp. REIT	26,000	293,800
Kilroy Realty Corp. REIT	6,200	165,850
La Quinta Corp. REIT	4,965	35,996
Liberty Property Trust REIT	5,000	175,000
Prentiss Properties Trust REIT	4,900	155,575
Reckson Association Realty Corp. REIT	10,900	271,410
SL Green Realty Corp. REIT	2,600	92,690
1,812,091

EVERGREEN
VA Small Cap Value Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - 10.4%
Health Care Equipment & Supplies - 1.4%
Bausch & Lomb, Inc. *	620	$ 20,987
C.R. Bard, Inc. *	3,200	181,056
Exactech, Inc. *	2,000	30,620
PSS World Medical, Inc. *	35,800	289,980
522,643
Health Care Providers & Services - 4.4%
Axcan Pharma, Inc. *	10,189	152,224
Beverly Enterprises, Inc. *	38,900	296,029
Health Net, Inc., Class A *	12,900	345,333
Quintiles Transnational Corp. *	27,500	343,475
Stewart Enterprises, Inc., Class A	49,300	314,041
Sybron Dental Specialties, Inc. *	11,500	212,750
1,663,852
Pharmaceuticals - 4.6%
ICN Pharmaceuticals, Inc.	15,479	374,747
IVAX Corp. *	29,600	319,680
KV Pharmaceutical Co. *	150	3,937
Noven Pharmaceuticals, Inc. *	12,900	328,950
Pharmaceutical Resources, Inc. *	10,300	286,134
Watson Pharmaceuticals, Inc. *	15,400	389,158
West Pharmaceutical Services, Inc.	1,050	33,694
1,736,300
INDUSTRIALS - 21.6%
Aerospace & Defense - 2.6%
Gencorp, Inc. *	22,900	327,470
Teledyne Technologies, Inc. *	13,200	273,900
United Defense Industries, Inc. *	16,125	370,875
972,245
Air Freight & Couriers - 1.3%
CNF Transportation, Inc.	12,600	478,548
Building Products - 1.5%
Apogee Enterprises, Inc.	12,200	175,192
Chase Industries, Inc. *	2,425	33,683
LSI Industries, Inc.	6,000	110,220
Steel Dynamics, Inc. *	14,700	242,109
561,204
Commercial Services & Supplies - 4.6%
A.O. Smith Corp.	895	27,933
Butler Manufacturing Co.	1,740	47,763
Cendant Corp.	1,083	17,198
Heidrick & Struggles International, Inc. *	790	15,777
Kaydon Corp.	15,000	354,150
NCI Building Systems, Inc. *	5,900	105,020
Per-Se Technologies, Inc. *	1,700	15,638
Pittston Brink’s Group	12,900	309,600
Spherion Corp. *	34,400	409,360
Watts Industries, Inc., Class A *	21,200	420,820
1,723,259

EVERGREEN
VA Small Cap Value Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Construction & Engineering - 1.2%
Granite Construction, Inc.	1,077	$ 27,248
Insituform Technologies, Inc., Class A *	6,200	131,316
Massey Energy Corp.	23,200	294,640
453,204
Electrical Equipment - 0.9%
Artesyn Technologies, Inc. *	31,800	207,654
Baldor Electric Co.	2,700	68,040
SBS Technologies, Inc. *	6,600	80,843
356,537
Industrial Conglomerates - 0.7%
Crane Co. *	10,300	261,414
Machinery - 6.2%
AGCO Corp.	12,100	235,950
Albany International Corp., Class A, *	13,100	352,521
Applied Industrial Technologies, Inc.	9,000	175,500
Astec Industries, Inc. *	10,500	168,945
Flowserve Corp.	9,600	286,080
Idex Corp.	1,900	63,650
JLG Industries, Inc.	12,700	178,181
Joy Global, Inc. *	10,700	185,538
Kennametal, Inc.	9,100	333,060
Manitowoc Co., Inc.	2,200	78,078
Terex Corp. *	12,200	274,378
2,331,881
Marine - 0.1%
UTI Worldwide, Inc.	2,700	53,379
Road & Rail - 1.9%
Arkansas Best Corp. *	930	23,696
Kansas City Southern Industries, Inc. *	3,100	52,700
U.S. Freightways Corp.	6,280	237,824
Wabtec	27,800	396,150
710,370
Transportation Infrastructure - 0.6%
Pacer International, Inc. *	14,600	251,704
INFORMATION TECHNOLOGY - 7.4%
Communications Equipment - 0.0%
Globespan Virata, Inc.	3,100	11,997
Computers & Peripherals - 1.5%
Gateway, Inc. *	54,600	242,424
Maxtor Corp. *	72,600	328,152
570,576
Electronic Equipment & Instruments - 1.7%
Graftech International, Ltd. *	33,600	413,280
Park Electrochemical Corp.	1,300	34,450
Varian, Inc. *	5,500	181,225
628,955

EVERGREEN
VA Small Cap Value Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 1.4%
Answerthink Consulting Group	29,600	$ 112,184
Investment Technology Group *	240	7,848
Sensient Technology Corp.	3,900	88,764
Stewart Information Services Corp.	1,500	30,825
Transaction Systems Architects, Inc., Class A *	23,500	276,360
515,981
Semiconductor Equipment & Products - 2.1%
Axcelis Technologies, Inc. *	21,800	246,340
Mattson Technology, Inc.	50,600	233,772
Ultratech Stepper, Inc. *	18,900	305,991
786,103
Software - 0.7%
FileNet Corp. *	17,200	249,400
Imation Corp. *	675	20,088
269,488
MATERIALS - 10.3%
Chemicals - 6.6%
Cambrex Corp.	9,200	368,920
Cytec Industries, Inc. *	10,400	326,976
IMC Global, Inc. *	24,700	308,750
MacDermid, Inc.	17,800	382,700
Olin Corp.	20,100	445,215
Spartech Corp. *	14,900	405,727
Wellman, Inc.	15,700	262,975
2,501,263
Construction Materials - 0.8%
Centex Construction Products, Inc.	1,300	47,320
Forest City Enterprises, Inc.	1,095	38,051
Kadant, Inc. *	1,639	27,044
Lafarge North America, Inc.	920	32,338
Liberty Corp.	1,145	45,628
Texas Industries, Inc.	3,895	122,654
313,035
Containers & Packaging - 0.9%
AptarGroup, Inc.	5,600	172,200
Rock Tennessee Co., Class A	9,600	176,160
348,360
Metals & Mining - 1.5%
AK Steel Holding Corp.	33,000	422,730
Ladish Co., Inc. *	10,800	131,760
554,490
Paper & Forest Products - 0.5%
Louisiana Pacific Corp.	16,700	176,853

EVERGREEN
VA Small Cap Value Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
UTILITIES - 1.7%
Electric Utilities - 0.8%
El Paso Electric Co. *	8,800	$ 121,880
Wisconsin Energy Corp.	7,100	179,417
301,297
Gas Utilities - 0.9%
Chesapeake Utilities Corp.	2,400	45,624
NUI Corp.	10,200	280,500
326,124
Total Common Stocks		36,225,629

	Pincipal Amount	Value

CONVERTIBLE DEBENTURES - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Alpharma, Inc., 5.75%, 04/01/2005 144A	$40,000	36,400

	Shares	Value

MUTUAL FUND SHARES - 0.5%
iShares Russell 2000 Index Fund	1,090	98,808
iShares Russell 2000 Value Index Fund	230	31,257
iShares S&P SmallCap 600/Value Index Fund	370	33,278
Royce Global Trust, Inc.	750	5,138
Total Mutual Fund Shares		168,481
SHORT-TERM INVESTMENTS - 3.4%
MUTUAL FUND SHARES - 3.4%
Evergreen Institutional Money Market Fund (o)	1,290,387	1,290,387
Total Investments - (cost $34,719,098) - 100.2%		37,720,897
Other Assets and Liabilities - (0.2%)		(57,708)
Net Assets - 100.0%		$ 37,663,189

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

EVERGREEN
VA Small Cap Value Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Identified cost of securities	$ 34,719,098
Net unrealized gains on securities	3,001,799

Market value of securities	37,720,897
Receivable for securities sold	159,673
Dividends and interest receivable	34,793
Receivable from investment advisor	12,687
Prepaid expenses and other assets	29

Total assets	37,928,079

Liabilities
Payable for securities purchased	136,432
Payable for Fund shares redeemed	119,297
Due to other related parties	305
Accrued expenses and other liabilities	8,856

Total liabilities	264,890

Net assets	$ 37,663,189

Net assets represented by
Paid-in capital	$ 33,682,882
Undistributed net investment loss	(3,819)
Accumulated net realized gains on securities	982,327
Net unrealized gains on securities	3,001,799

Total net assets	$ 37,663,189

Shares outstanding	2,818,731

Net asset value per share	$ 13.36

See Notes to Financial Statements.

EVERGREEN
VA Small Cap Value Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Investment income
Dividends	$ 127,787
Interest	13,503

Total investment income	141,290

Expenses
Advisory fee	126,244
Administrative services fees	14,511
Transfer agent fee	168
Trustees’ fees and expenses	508
Printing and postage expenses	6,992
Custodian fee	4,278
Professional fees	8,111
Other	778

Total expenses	161,590
Less: Expense reductions	(113)
Fee waivers	(16,368)

Net expenses	145,109

Net investment loss	(3,819)

Net realized and unrealized gains on securities
Net realized gains on securities	1,031,159

Net change in unrealized gains or losses on securities	486,836

Net realized and unrealized gains on securities	1,517,995

Net increase in net assets resulting from operations	$ 1,514,176

See Notes to Financial Statements.

EVERGREEN
VA Small Cap Value Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Operations
Net investment income (loss)	$ (3,819)	$ 43,322
Net realized gains on securities	1,031,159	1,644,751
Net change in unrealized gains or losses on securities	486,836	1,155,318

Net increase in net assets resulting from operations	1,514,176	2,843,391

Distributions to shareholders from
Net investment income	0	(40,259)
Net realized gains	(228,242)	(1,602,946)

Total distributions to shareholders	(228,242)	(1,643,205)

Capital share transactions
Proceeds from shares sold	11,826,878	10,825,389
Payment for shares redeemed	(825,042)	(1,553,327)
Net asset value of shares issued in reinvestment of distributions	228,242	1,643,246
Net asset value of shares issued in acquisition of the Wachovia Special Values Fund II	2,632,129	0

Net increase in net assets resulting from capital share transactions	13,862,207	10,915,308

Total increase in net assets	15,148,141	12,115,494
Net assets
Beginning of period	22,515,048	10,399,554

End of period	$ 37,663,189	$ 22,515,048

Undistributed net investment income (loss)	$ (3,819)	$ 0

Other Information:
Share increase (decrease)
Shares sold	876,263	889,209
Shares redeemed	(61,714)	(133,754)
Shares issued in reinvestment of distributions	16,563	142,615
Shares issues in acquisition of the Wachovia Special Values Fund II	200,766	0

Net increase in shares	1,031,878	898,070

See Notes to Financial Statements.

EVERGREEN
VA Small Cap Value Fund
Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen VA Small Cap Value Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily at an annual rate of 0.87% of the average daily net assets of the Fund.

During the six months ended June 30, 2002, the amount of investment advisory fees waived by the investment advisor was $16,368. The impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets was 0.11%.

EVERGREEN
VA Small Cap Value Fund
Notes to Financial Statements (Unaudited) (continued)

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $2,890 and $30 to First Union Securities, Inc. and to Wachovia Securities, Inc., respectively.

4. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Special Values Fund II in an exchange of shares. The net assets were exchanged through a tax-free exchange for 200,766 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $169,049. The aggregate net assets of the Fund and Wachovia Special Values Fund II immediately prior to the acquisition were $33,972,195 and $2,632,129, respectively. The aggregate net assets of the Fund immediately after the acquisition were $36,604,324.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $19,856,357 and $4,747,612, respectively for the six months ended June 30, 2002.

On June 30, 2002, the aggregate cost of securities for federal income tax purposes was $34,719,098. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,355,335 and $1,353,536, respectively, with a net unrealized appreciation of $3,001,799.

6. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $113 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.00%.

7. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen Funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Mutual funds to meet all your needs We offer a complete family of mutual funds designed to help you meet a wide range of financial goals.

Global & International funds invest in securities of companies around the globe.

Domestic Equity funds invest in securities of companies primarily located in the United States.

Blend Equity funds invest in a blend of equity investment styles.

Balanced funds invest in a mix of stocks and bonds to maximize benefits of asset allocation.

Fixed Income funds invest in securities with the potential to produce regular income.

Tax Advantaged funds invest in securities that produce federally tax-free income.*

Money Market funds invest in short-term money market instruments with a high degree of liquidity.

* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

558965 8/2002

Visit us online at EvergreenInvestments.com

For more information
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034